Exhibit 99.1

OneStream Announces First Quarter 2025 Financial Results

BIRMINGHAM, Mich., May 8, 2025 /PRNewswire/ -- OneStream, Inc. (Nasdaq: OS), the leading enterprise Finance management platform that modernizes the Office of the CFO by unifying core finance and operational functions -- including financial close, consolidation, reporting, planning and forecasting -- today announced financial results for its first quarter ended March 31, 2025.

First Quarter 2025 Financial Highlights

•
Total Revenue: $136.3 million, an increase of 24% year-over-year.
•
Subscription Revenue: $125.1 million, an increase of 31% year-over-year.
•
GAAP Operating Loss and Operating Margin: GAAP operating loss was $39.9 million compared to $5.4 million for the first quarter of 2024, and GAAP operating margin was (29%) compared to (5%) for the first quarter of 2024. This included equity-based compensation expense of $37.9 million, compared to $1.1 million for the first quarter of 2024.
•
Non-GAAP Operating Loss and Non-GAAP Operating Margin: Non-GAAP operating loss was $0.5 million compared to $4.3 million for the first quarter of 2024, and non-GAAP operating margin was 0% compared to (4%) for the first quarter of 2024.
•
GAAP Net Loss Per Share - Basic: GAAP basic net loss per share was ($0.14).
•
Non-GAAP Net Income Per Share: Non-GAAP net income per share was $0.04.
•
Net Cash Provided by Operating Activities: Net cash provided by operating activities was $36.2 million compared to $25.5 million for the first quarter of 2024.
•
Free Cash Flow: Free cash flow was $35.8 million compared to $24.9 million for the first quarter of 2024.

“Our strong first quarter results reflect healthy demand and solid execution of our strategic priorities. As the world grows harder to predict, the need for greater efficiency and agility in financial operations is becoming more important,” said Tom Shea, CEO of OneStream. “Our platform is delivering measurable value—helping teams forecast faster, identify risks sooner and test scenarios in real time. With impressive results from our SensibleAI technology, we are empowering our customers to navigate today’s complexities. We believe OneStream has never been more relevant.”

Recent Developments and Business Highlights

•
FedRAMP High Authorization. OneStream achieved Federal Risk and Authorization Management Program (FedRAMP) High authorization, certifying OneStream’s government community cloud meets some of the federal government’s strictest safety standards for handling highly sensitive, unclassified data.

•
Launch of ESG Reporting & Planning Solution. OneStream launched a new ESG Reporting & Planning solution, enabling customers to collect, analyze, report and plan for ESG requirements – including Scope 1, 2 and 3 emissions – and link sustainability efforts with financial performance, all within OneStream’s unified platform.
•
OneStream Recognized as Leader in Another Gartner® Magic Quadrant™. OneStream was recognized for the third consecutive time as a Leader in the Gartner® Magic Quadrant™ for Financial Close and Consolidation Solutions. Gartner evaluated providers based on their Ability to Execute and their Completeness of Vision, and placed OneStream in the Leaders Quadrant. This is the second category of recognition in a Gartner Magic Quadrant. OneStream also achieved a Leadership position in the Gartner Magic Quadrant for Financial Planning Software in November 2024.
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OneStream Recognized as a 5x Market Leader in BARC. OneStream was named a leader for the fifth time in the 2025 BARC Score for Financial Performance Management (FPM) solutions which analyzes the strengths and challenges of all leading FPM vendors. OneStream was recognized as a market leader, ranking among the highest on portfolio capabilities and market execution scores across vendors.

Financial Outlook

OneStream is providing the following guidance for the second quarter of 2025 and fiscal year 2025:

	Q2'25	FY25
Total Revenue	$140M - $142M	$583M - $587M
Non-GAAP Operating Margin	(2%) - 0%	0% - 2%
Non-GAAP Net Income per Share	$0.00 - $0.02	$0.05 - $0.13
Equity-Based Compensation	$30M - $35M	$120M - $130M

OneStream has not provided a reconciliation of its forward outlook for non-GAAP operating margin and non-GAAP net income per share to their most directly comparable GAAP financial measures in reliance on the unreasonable efforts exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. OneStream is unable to predict with reasonable certainty the amount and timing of adjustments that are used to calculate these non-GAAP financial measures, particularly related to equity-based compensation and employee stock transactions and the related tax effects.

Earnings Webcast Information

OneStream will host a conference call for analysts and investors to discuss its financial results for the first quarter 2025 and its outlook for the second quarter of 2025 and fiscal year 2025 today at 4:30 p.m. Eastern time / 1:30 p.m. Pacific time. A webcast replay will be available on the Investor Relations Section of OneStream's website following the call.

Date:	Thursday, May 8, 2025
Time:	4:30 p.m. ET / 1:30 p.m. PT
Webcast:	https://investor.onestream.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this press release may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. Forward-looking statements contained in this press release include, but are not limited to, statements regarding our business strategy and future growth, including statements regarding our SensibleAI technology, FedRAMP High Authorization, ESG Reporting & Planning solution, and our guidance for total revenue, non-GAAP operating margin, non-GAAP net income per share and equity-based compensation for the second quarter of 2025 and fiscal year 2025. Forward-looking statements are subject to known and unknown risks, uncertainties, assumptions and other factors. Some of these risks are described in greater detail in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which we expect to file with the Securities and Exchange Commission on or around the date of this press release. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements we may make. These factors may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. Furthermore, if our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not rely on these statements or regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Non-GAAP Financial Measures

In addition to GAAP financial measures, this press release includes non-GAAP financial measures that we use to help us evaluate our business, identify trends affecting our business, formulate business plans and make strategic decisions. These non-GAAP financial measures include non-GAAP operating loss, non-GAAP operating margin, non-GAAP net income (loss), non-GAAP net income per share and free cash flow, and their respective definitions are presented below.

There are limitations to the non-GAAP financial measures included in this press release, and they may not be comparable to similarly titled measures of other companies. The non-GAAP financial measures included in this press release should not be considered in isolation from or as a substitute for their most directly comparable GAAP financial measures. Our management believes that our non-GAAP financial measures provide meaningful supplemental information regarding our performance and liquidity by excluding certain expenses that may not be indicative of our ongoing core operating performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when analyzing historical performance and liquidity and when planning, forecasting and analyzing future periods.

For a reconciliation of the non-GAAP financial measures presented for historical periods to their most directly comparable GAAP financial measures, please see the tables captioned "Reconciliation of Non-GAAP Financial Measures" included at the end of this press release. We encourage you to review the reconciliation in conjunction with the presentation of the non-GAAP financial measures for each of the periods presented. In future periods, we may exclude similar items, may incur income and expenses similar to these excluded items and may include other expenses, costs and non-recurring items.

Non-GAAP Operating Loss

We define non-GAAP operating loss as loss from operations adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions and amortization of acquired intangible assets.

Non-GAAP Operating Margin

We define non-GAAP operating margin as non-GAAP operating loss as a percentage of total revenue.

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) as net loss adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions and amortization of acquired intangible assets.

Non-GAAP Net Income Per Share

We define non-GAAP net income per share as basic net loss per share adjusted for non-cash, non-operational and non-recurring items, including equity-based compensation expense, employer taxes on employee stock transactions, amortization of acquired intangible assets and net loss attributable to non-controlling interests.

Free Cash Flow

We define free cash flow as net cash provided by operating activities less purchases of property and equipment.

About OneStream

OneStream is how today's Finance teams can go beyond just reporting on the past and Take Finance Further by steering the business to the future. It's the leading enterprise finance platform that unifies financial and operational data, embeds AI for better decisions and productivity, and empowers the CFO to become a critical driver of business strategy and execution.

We deliver a comprehensive cloud-based platform to modernize the Office of the CFO. Our Digital Finance Cloud unifies core financial and broader operational data and processes and embeds AI for better planning and forecasting, with an extensible architecture, so customers can adopt and develop new solutions, achieving greater value as their business needs evolve.

With over 1,600 customers, including 17% of the Fortune 500, more than 300 go-to-market, implementation, and development partners and over 1,500 employees, our vision is to be the operating system for modern finance. To learn more, visit onestream.com.

Investor Relations Contacts

INVESTOR CONTACT

Anne Leschin
VP, Investor Relations and Strategic Finance
OneStream
investors@onestreamsoftware.com

MEDIA CONTACT

Victoria Borges
Media Relations Contact
OneStream
media@onestreamsoftware.com

cONDENSED Consolidated Balance SheetS

(in thousands)

(Unaudited)

	As of
	March 31, 2025	December 31, 2024
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$593,866	$544,174
Accounts receivable, net	126,779	129,014
Unbilled accounts receivable	22,093	23,294
Deferred commissions	21,352	20,682
Prepaid expenses and other current assets	19,265	20,202
Total current assets	783,355	737,366
Unbilled accounts receivable, noncurrent	472	800
Deferred commissions, noncurrent	43,937	44,228
Operating lease right-of-use assets	16,303	16,705
Property and equipment, net	9,596	10,084
Intangible assets, net	2,292	2,567
Goodwill	9,280	9,280
Other noncurrent assets	2,097	2,191
Total assets	$867,332	$823,221
Liabilities and stockholders’ / members’ equity
Current liabilities:
Accounts payable	$28,155	$19,563
Accrued compensation	28,263	27,543
Accrued commissions	6,440	9,007
Deferred revenue, current	255,271	239,291
Operating lease liabilities, current	3,204	3,237
Other accrued expenses and current liabilities	14,065	13,534
Total current liabilities	335,398	312,175
Deferred revenue, noncurrent	4,518	4,515
Operating lease liabilities, noncurrent	14,972	15,357
Other noncurrent liabilities	229	216
Total liabilities	355,117	332,263
Stockholders’ / members’ equity:
Preferred stock	—	—
Class A common stock	7	5
Class B common stock	—	—
Class C common stock	6	6
Class D common stock	10	12
Additional paid-in capital	768,284	718,084
Accumulated other comprehensive loss	(66)	(599)
Accumulated deficit	(355,350)	(331,334)
Total stockholders’ equity attributable to OneStream, Inc. / members’ equity	412,891	386,174
Non-controlling interests	99,324	104,784
Total stockholders’ / members’ equity	512,215	490,958
Total liabilities and stockholders’ / members’ equity	$867,332	$823,221

cONDENSED Consolidated StatementS of Operations

(in thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Revenues:
Subscription	$125,100	$95,687
License	3,698	6,179
Professional services and other	7,511	8,425
Total revenue	136,309	110,291
Cost of revenues:
Subscription(1)	31,487	23,106
Professional services and other(1)	12,091	10,922
Total cost of revenue	43,578	34,028
Gross profit	92,731	76,263
Operating expenses:
Sales and marketing(1)	67,622	48,309
Research and development(1)	35,002	16,924
General and administrative(1)	29,980	16,410
Total operating expenses	132,604	81,643
Loss from operations	(39,873)	(5,380)
Interest income, net	5,937	1,636
Other income (expense), net	1,705	(900)
Loss before income taxes	(32,231)	(4,644)
Provision for income taxes	420	315
Net loss	$(32,651)	$(4,959)
Less: Net loss attributable to non-controlling interests	(8,635)	—
Net loss attributable to OneStream, Inc.	$(24,016)	$(4,959)
Net loss per share of Class A and Class D common stock–basic and diluted	$(0.14)
Weighted-average shares of Class A and Class D common stock outstanding–basic and diluted	174,729

(1) Includes equity-based compensation expense as follows:

	Three Months Ended March 31,
	2025	2024
Cost of subscription	$706	$—
Cost of professional services and other	2,037	—
Sales and marketing	13,868	356
Research and development	10,548	105
General and administrative	10,750	652
Total equity-based compensation	$37,909	$1,113

cONDENSED Consolidated Statements of Cash Flows

(in thousands)

(Unaudited)

	Three Months Ended March 31,
	2025	2024
Operating activities:
Net loss	$(32,651)	$(4,959)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	1,037	663
Noncash operating lease expense	919	681
Amortization of deferred commissions	5,732	4,551
Equity-based compensation	37,909	1,113
Other noncash operating activities, net	(731)	1,246
Changes in operating assets and liabilities:
Accounts receivable, net	3,945	17,581
Deferred commissions	(6,112)	(4,858)
Prepaid expenses and other assets	690	194
Accounts payable	8,917	5,447
Deferred revenue	15,983	8,281
Accrued and other liabilities	559	(4,400)
Net cash provided by operating activities	36,197	25,540
Investing activities:
Purchases of property and equipment	(380)	(690)
Net cash used in investing activities	(380)	(690)
Financing activities:
Payments of deferred offering costs	(1,763)	(351)
Proceeds from option exercises	15,077	—
Net cash provided by (used in) financing activities	13,314	(351)
Effect of exchange rate changes on cash and cash equivalents	561	(290)
Net increase in cash and cash equivalents	49,692	24,209
Cash and cash equivalents - Beginning of period	544,174	117,087
Cash and cash equivalents - End of period	$593,866	$141,296

Reconciliation of non-GAAP FINANCIAL MEASURES

(Unaudited)

Non-GAAP Operating Loss

	Three Months Ended March 31,
	2025	2024
	(in thousands)
Loss from operations	$(39,873)	$(5,380)
Equity-based compensation expense	37,909	1,113
Employer taxes on employee stock transactions	1,167	—
Amortization of acquired intangible assets	275	—
Non-GAAP operating loss	$(522)	$(4,267)

Non-GAAP Operating Margin

	Three Months Ended March 31,
	2025	2024
Operating margin	(29)%	(5)%
Equity-based compensation expense	28%	1%
Employer taxes on employee stock transactions	1%	—
Amortization of acquired intangible assets	—	—
Non-GAAP operating margin	0%	(4)%

Non-GAAP Net Income (Loss)

	Three Months Ended March 31,
	2025	2024
	(in thousands)
Net loss	$(32,651)	$(4,959)
Equity-based compensation expense	37,909	1,113
Employer taxes on employee stock transactions	1,167	—
Amortization of acquired intangible assets	275	—
Non-GAAP net income (loss)	$6,700	$(3,846)

Non-GAAP Net Income Per Share

Three Months Ended March 31, 2025
Net loss per share–basic and diluted	$(0.14)
Equity-based compensation expense	0.22
Employer taxes on employee stock transactions	0.01
Amortization of acquired intangible assets	—
Net loss attributable to non-controlling interests	(0.05)
Non-GAAP net income per share	$0.04

Free Cash Flow

	Three Months Ended March 31,
	2025	2024
	(in thousands)
Net cash provided by operating activities	$36,197	$25,540
Purchases of property and equipment	(380)	(690)
Free cash flow	35,817	24,850
Net cash used in investing activities	$(380)	$(690)
Net cash provided by (used in) financing activities	$13,314	$(351)